BELL, BOYD & LLOYD LLC
                                              Three First National Plaza
                                          70 West Madison Street, Suite 3300
                                             Chicago, Illinois 60602-4207
                                                     312 372-1121
                                                   Fax 312 372-2098



                                                  December 22, 2000



         As counsel for Liberty Floating Rate Fund (the "Registrant"), we consent to the incorporation by reference of our opinions, filed with the Registrant's registration statement on Form N-2, on each of the dates listed below:

---------------------------------------- -------------------------------------- --------------------------------------
              Description                           Date of Opinion                        Date of Filing
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

Initial Filing                           November 6, 1998                       November 6, 1998
(Class Z only)
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Registration of Class A, B and C Shares  October 28, 1999                       October 29, 1999
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Registration of Additional Class A, B    December 11, 2000                      December 13, 2000
and C Shares
---------------------------------------- -------------------------------------- --------------------------------------


         In giving this consent we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                                         Very truly yours,

                                                     /s/ Bell, Boyd & Lloyd LLC